                                                            Shawnee Coal Company
                                                           Coal Supply Agreement
                                                                 Amendment No. 2


                                                                   EXHIBIT 10.43

                              AMENDMENT TO CONTRACT


     THIS AMENDMENT IS entered into, effective as of November 27, 1991, by and between Louisville Gas and Electric Company (hereinafter referred to as "Buyer"), whose address is: 220 W. Main St., Louisville, Kentucky 40232 and Shawnee Coal Company (herein referred to as "Seller"), whose address is: 4205 Hillsboro Road, Nashville, Tennessee 37215 and Roberts Bros. Coal Company (also hereinafter referred to as "Seller") whose address is: LaFoon Trail, P.O. Box 1223, Madisonville, Kentucky 42431. In consideration of the agreements herein contained, the parties hereto agree as follows:

1.   AMENDMENTS

     The Coal Supply Agreement heretofore entered into by the parties, dated effective August 9, 1989 and identified by the Contract Number set forth above, as previously amended by Amendment Number 1 thereto, (hereinafter referred to as "Agreement"), is hereby further amended as follows:

     1.1 Article 2.1 ANNUAL QUANTITY set forth in this Agreement is amended as follows:

          "2.1 ANNUAL QUANTITY. This section effective January 1, 1989. Except as adjusted under Section 2.3, Seller shall sell and deliver and buyer shall purchase and accept delivery of the following annual tonnages ("Annual Quantity").


                    Additional Coal This
          Year      This Amendment           Quantity (Tons)
          ----      --------------           ---------------
          1989      ________                    364,000

          1990      ________                    364,000

          1991       98,000                     700,000

          1992      400,000 + (20% exiting    1,300,000
                              base 750,000)

          1993      ________                  1,125,000

          1994      ________                  1,125,000

          1995      ________                  1,125,000

     1.2 Article 2.3 NOTIFICATION set forth in this Agreement is amended to read as follows:

          "2.3 NOTIFICATION. By December 1 of each Agreement year, Buyer shall specify by written notice to Seller the monthly quantities to be delivered in the following Agreement year. For 1993 and following years, upon 6 months notice to Seller, Buyer may change the quantity to be delivered under this Section within a range of +20% of specified
                                                               -
          annual tonnage, except that in no event shall Buyer specify less than 900,000 tons.

2.   PRICING SUMMARY

     2.1 The Base Price set forth in the Coal Supply Agreement is hereby changed as follows as full compensation to Seller for full and complete performance by Seller of this Amendment in full compliance with all terms and conditions of the Coal Supply Agreement:

                                                            Shawnee Coal Company
                                                           Coal Supply Agreement
                                                                 Amendment No. 2

            Original Base   Net Adjustment    Net Adjustment   New Total
              Price F.O.B.   Pursuant to Prior  Pursuant to     Pursuant to
     Year   Rail            Amendment         This Amendment   This Amendment
     ----   --------------  ----------------  --------------   --------------
     1990   $0.85470        $________         $________        $0.85470

     1991   $0.89085        $0.01282          $________        $0.90367

     1992   $0.92410        $0.01282          ($0.00427)       $0.93265

     1993   $0.96171        $0.01282          ($0.00427)       $0.97026

     1994   $1.00094        $0.01282          ($0.00427)       $1.00949

     1995   $1.04017        $0.01282          ($0.00427)       $1.04872

     * All Prices in  $/MMBTU

3.   STATUS OF AGREEMENT

     As amended herein, the Agreement shall continue in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the day and year below written, but effective as of the day and year first set forth above.

Shawnee Coal Company                    Louisville Gas and Electric Company


By:  ___________________________        By:  _________________________________

Title:  __________________________      Title:  ________________________________

Date:  ___________                      Date:  _____________

Roberts Bros. Coal Co., Inc.


By:  ___________________________

Title:  __________________________

Date:  ___________

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